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                                  United States

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 18, 2002


                         ENCOMPASS SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)




      Texas                         1-13565                      76-0535259
 (State or Other                  (Commission                 (I.R.S. Employer
   Jurisdiction                   File Number)              Identification No.)
of Incorporation)

3 Greenway Plaza, Suite 2000
        Houston, Texas                                        77046
(Address of principal executive                              (Zip Code)
          offices)





       Registrant's Telephone Number, Including Area Code: (713) 860-0100

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.



     (c) Exhibits.

     The following exhibit is furnished under Item 9 of this Current Report on Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act").

                   Exhibit No.       Exhibit
                   -----------       -------
                       99            Disclosure Statement, dated October 18,
                                     2002, of Encompass Services Corporation
                                     and Its Subsidiaries.


Item 9. Regulation FD Disclosure.

     In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed filed for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act.

     Encompass Services Corporation (the "Company") today is commencing the solicitation of its creditors for approval of the previously announced financial restructuring plan proposed by the Company. A copy of the Disclosure Statement related thereto (which includes the proposed Plan of Reorganization) is annexed hereto as Exhibit 99.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ENCOMPASS SERVICES CORPORATION



                                         By:    /s/ Gray H. Muzzy
                                            -----------------------------------
                                                Gray H. Muzzy
                                                Senior Vice President,
                                                General Counsel and Secretary

Date: October 18, 2002


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                                  Exhibit Index

    Exhibit No.      Description of Exhibit
    -----------      ----------------------
        99           Disclosure Statement, dated October 18, 2002, of Encompass
                     Services Corporation and Its Subsidiaries.




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